UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

 _______________________________________

Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

  _______________________________________

Delaware	001-36260	61-1721523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01    Other Events.

Cypress Energy Partners, L.P. (the “Partnership”) will be filing a registration statement on Form S-3, which incorporates by reference the contents of this Current Report on Form 8-K. The Partnership’s material subsidiaries (the “Guarantors”) will be co-registrants with the Partnership, and the registration statement will register a guarantee of debt securities by the Guarantors. At such time, the Guarantors will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. However, in accordance with Instruction 1 to Rule 3-10(f), separate financial information relating to the Guarantors is not required to be provided.

This Current Report on Form 8-K was prepared to amend the Partnership’s audited financial statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 and the Period from March 15, 2012 (Inception) through December 31, 2012 to include Note 18 Condensed Consolidated Financial Statements, providing statements as required by Instruction 1 to Rule 3-10(f) of Regulation S-X that the Partnership is a holding company and has no independent assets or operations of its own, the guarantees are full and unconditional and joint and several, any subsidiaries of the Partnership other than the Guarantors are minor, and that there are no restrictions on the Partnership’s ability to obtain cash dividends or other distributions of funds from the Guarantors.

Other than Note 17 Subsequent Events, the Partnership has not otherwise updated the financial information for activities or events occurring after the date this information was originally presented in the Partnership’s Form 10-K for the year ended December 31, 2014.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
99.1	Audited financial statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 and the Period from March 15, 2012 (Inception) through December 31, 2012.

101.INS**	XBRL Instance
101.SCH**	XBRL Taxonomy Extension Schema
101.CAL**	XBRL Taxonomy Extension Calculation
101.DEF**	XBRL Taxonomy Extension Definition
101.LAB**	XBRL Taxonomy Extension Labels
101.PRE**	XBRL Taxonomy Extension Presentation

**	XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Energy Partners, L.P.

	By:	Cypress Energy Partners GP, LLC, its general partner

Dated: June 5, 2015	By:	/s/ G. Les Austin
Name: G. Les Austin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
99.1	Audited financial statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 and the Period from March 15, 2012 (Inception) through December 31, 2012.

101.INS**	XBRL Instance
101.SCH**	XBRL Taxonomy Extension Schema
101.CAL**	XBRL Taxonomy Extension Calculation
101.DEF**	XBRL Taxonomy Extension Definition
101.LAB**	XBRL Taxonomy Extension Labels
101.PRE**	XBRL Taxonomy Extension Presentation

**	XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.